Exhibit 99.1 Revolutionizing Women’s Sexual and Reproductive Health Saundra Pelletier, CEO H.C. Wainwright & Co. 22nd Annual Global Investment Conference September 14, 2020 Nasdaq: EVFM For investor discussions only. 1 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Forward-Looking Statements

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws. In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- the rate and degree of market acceptance of Phexxi™ (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi™ and its ability to develop sales and marketing capabilities
- Evofem's ability to maintain and protect its intellectual property
- Evofem's ability to rely on existing cash reserves to fund its current development plans and operations and to raise additional capital when needed
- Evofem's reliance on third-party providers, such as third-party manufacturers and clinical research organizations
- the presence or absence of any adverse events or side effects relating to the use of Phexxi™ and EVO100
- the outcome or success of Evofem's clinical trials
- Evofem's ability to retain members of its management and other key personnel
- general risks to the economy represented by spread of the COVID-19 virus
- Evofem's ability to obtain the necessary regulatory approvals for its product candidates and the timing of such approvals, and,
- any other risk factors detailed in Evofem's filings from time to time with the US Securities and Exchange Commission including, without limitation, the 10-K filed on March 12, 2020, 8-K filed on June 2, 2020 and subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, September 14, 2020, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

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About Evofem Biosciences



A Commercial-Stage Biopharmaceutical Company

committed to developing and commercializing innovative products to address unmet needs in women's sexual and reproductive health

Unmet Need

First-in-Class[1] FDA-Approved Contraceptive

Experienced Execution Team

phexxi™

(lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%

1. Phexxi™ (lactic acid/citric acid/potassium bitartrate). Medi-Span®; June 8, 2020, and First DataBank; June 15, 2020.

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© 2020 Evofem Biosciences, Inc.

pHexxi is Now Available!!! 4 For investor discussions only. 4 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Phexxi™ First-in-class Vaginal pH Modulator1 • Maintains vaginal pH level of 3.5 – 4.5 even in the presence of semen 2,3,4,5 • Inhibits sperm motility • Non-hormonal, female- controlled, on-demand vaginal gel with bio-adhesive properties • First contraceptive innovation in decades 1. Phexxi™ (lactic acid/citric acid/potassium bitartrate). Medi-Span®; June 8, 2020, and First DataBank; June 15, 2020. 2. Garg et al. Contraception. 2001;64(1):67-75. 3. Nayak et al. Clin Exp Obstet Gynecol. 2019;46(5):736-742 4. Amaral et al. Contraception. 2004;70(6):492-497. 5. Keller et al. PLOS One.2012;7(10):e46901. For investor discussions only. 5 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Phexxi™ Now Available

Indication: For the prevention of pregnancy in females of reproductive potential for use as an on-demand method of contraception.[1]

Innovative MOA: pH modulating effect[2]

Favorable Safety Profile: Only 1.6% discontinuation rate due to AEs

Unmet Need

- 21 million woman at risk for pregnancy but not using hormonal contraception – they are Beyond Hormones
- First non-hormonal, woman controlled, non-invasive, used in the moment prescription drug with three naturally-occurring organic compounds to address women that are Beyond Hormones

1. Phexxi [Prescribing Information] Evofem Biosciences, Inc. San Diego CA, May 2020
2. Demonstrated in *in vitro* studies

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HCPs Recognize the Unmet Need for Prescription Non-Hormonal Options Baseline Post-allocation % % Market Research Oral Contraceptives (Regular, 28-day) 30% 26% Survey Highlights PHEXXI™ n/a 15% Hormonal IUD 12% 11% HCPs lowered allocation Condom 10% 8% for hormonal options Injectable 8% 7% from 74% to 64% Oral Contraceptives (Extended) 8% 7% No contraception used, not trying to 6% 5% become pregnant HCPs suggest >10% of Implant 6% 5% women currently using Non-hormonal IUD 4% 4% oral contraceptives are Vaginal ring 5% 4% potential candidates for Fertility awareness/ NFP/ Withdrawal 4% 3% switching to Phexxi Patch 4% 3% Emergency contraception 1% 1% Diaphragm/ Spermicide/ Cervical cap/ 1% 1% Sponge Other 0% 0% TOTAL 100% 100% Source: KJT Group Phexxi HCP Segmentation Market Research – Q4 2018. n=1,024. Q340 Imagine Product X is now available. How many of your patients would use each method as their primary form of contraception, including Product X? For investor discussions only. 7 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

HCP Omnichannel Strategy

A Comprehensive Digital Promotional Programs Model to Drive Brand Awareness

HCP Website



phexxi
lactic acid, citric acid and potassium bitartrate Vaginal Gel 1.8%, 1%, 0.4%
pHINALLY! A NON-HORMONAL PRESCRIPTION CONTRACEPTIVE THAT'S USED IN THE MOMENT
IMPORTANT SAFETY INFORMATION

Educational Videos



MOA Video



it works



phexxi
pHINALLY! THERE'S PHEXXI™
AN FDA-APPROVED, HORMONE-FREE BIRTH CONTROL GEL THAT YOU CAN USE IN THE MOMENT
8 Simple Steps



phexxi
pHinally!
A NEW, FDA-APPROVED, HORMONE-FREE BIRTH CONTROL

Patient Resources

Rep Leave Behind



pHinally!
There's Phexxi™
A first-in-class, non-hormonal vaginal pH modulator (VPM) that works immediately upon application to prevent pregnancy
IMPORTANT SAFETY INFORMATION
Let's stay in touch!
Contact me to learn more about this first-in-class vaginal pH modulator (VPM)
phexxi
lactic acid, citric acid, and potassium bitartrate) Vaginal Gel 1.8%, 1%, 0.4%
A non-hormonal, in-the-moment contraceptive option
IMPORTANT SAFETY INFORMATION
INDICATIONS AND USAGE
EVOFEM

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Journal Ads and Banners For investor discussions only. 9 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Reaching HCPs with "Best in Class" Sales Team

Resourced to be scalable, adaptable, flexible; efficiently designed to support our strategy

70 Women's Health sales reps and regional managers

- Average experience of 15 years in Pharma with 8 of those years being in women's health
  - Existing relationships, credibility and access to healthcare providers
- Targeting ~3500 accounts and the top12K are the highest prescribing HCPs
- Leverage HCP segmentation tool to quickly refine target accounts based on customer response and business opportunities

Internal Sales Team (tele-reps)

- Engaging ~4,400 accounts, or ~8K HCPs, to sell Phexxi via telesales model to drive additional Phexxi Rxs
- Partner = Archer Healthcare

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© 2020 Evofem Biosciences, Inc.

The Time is Right for Phexxi In the US today, there are 21 million women at risk for pregnancy who are NOT using hormonal contraception1 1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015- 2017. NCHS Data Brief. 2018; 327: 1-14. 1111 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Consumer Omnichannel Strategy A Comprehensive Digital Promotional Programs Model to Drive Brand Awareness For investor discussions only. 12 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

For Launch our Visual Approach is Bold and Breaks the Category Conventions to Ensure Phexxi Stands Out For investor discussions only. 13 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Strategic and Diverse Media Activation Plan SEARCH ADVOCACY PROGRAMMATIC DISPLAY ENDEMIC DISPLAY LIFESTYLE DISPLAY AUDIO ADS SPONSORED CONTENT POINT OF CARE For investor discussions only. 14 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Priming the Consumer Market and Amplifying the Brand through Notable Outlets and Influential Voices

Women'sHealth
COSMOPOLITAN
PharmaVOICE 100

Ongoing Social Content & Executive Visibility Communications Support



Social Media Influencer Engagement

Scary Mommy
betches

Sponsored Content Placements

asha

Sexual Satisfaction Poll

Pre-Launch (August 20')

Launch (September 20')

Post-Launch (October 20' – February 21')

Launch branded Phexxi Facebook and Instagram

Dr. Chambers Celebrity HCP Engagement



Instagram TV Series: Phexxi Fridays

Bustle Sponsored Virtual Event

Bustle

Ongoing opportunistic and proactive corporate and executive visibility communications support

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© 2020 Evofem Biosciences, Inc.

Priming the Consumer Market and Amplifying the Brand through Notable Outlets and Influential Voices For investor discussions only. 16 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Phexxi Concierge Experience: An Innovative Digital Marketing Solution For investor discussions only. 17 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Phexxi Concierge Experience: An Innovative Digital Marketing Solution An innovative support program Caters to women at any point in their birth control journey Provides options and easy access to Phexxi Provides information and data about Provides information on our Phexxi needed to make an informed telehealth services and co-pay decision about hormone-free birth control program For investor discussions only. 18 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Talk to a Doctor About Phexxi Now… For investor discussions only. 19 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

The Copay Assistance Program Helps Eligible Patients Access Phexxi Prescriptions

- Designed to mitigate coverage gaps that occur while payers are making final coverage decisions

Must have commercial insurance

Pay $0 OOP for first fill

Pay as little as $30 OOP for subsequent fills

Prior authorization support provided


ELIGIBLE PATIENTS MAY RECIEVE $0 CO-PAY FOR YOUR FIRST FILL
PAY AS LITTLE AS
$30
ON FUTURE PRESCRIPTIONS
UP TO 5 FILLS
Powered by:
CHANGE HEALTHCARE
BIN# 004682
PCN# CN
GRP# XX00000000
ID# 000000000000
phexxi


SAVE ON PHEXXI™!
$0 CO-PAY FOR YOUR FIRST PRESCRIPTION
Pay as little as $30 on future prescriptions
For patients with commercial insurance.
SIGN UP AND SAVE

Powered by connective Rx

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Mail-order Pharmacy Increases Patient Options

KnippeRx™

Specialty Pharmacy Services

Delivers drugs directly to patients' homes	Provides prescription support services	Ensures coverage with prior authorization support

Partnering with a mail-order pharmacy will give patients more options in the COVID environment

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At Launch 55% of All Commercial Lives Covered

- Phexxi established in two major drug compendia as the first-and-only “Vaginal pH Modulator”[1]
- To date no insurer has blocked Phexxi following a clinical review
- 55% of all commercial lives at launch (i.e. $0 copay, preferred, and/or non-preferred tier coverage)
    - Remaining insurers expected to review Phexxi before the end of Q4

1. Phexxi™ (lactic acid/citric acid/potassium bitartrate). Medi-Span®; June 8, 2020, and First DataBank; June 15, 2020.

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© 2020 Evofem Biosciences, Inc.

Women Are Demanding More… HAD ENOUGH WITH HORMONES PREFERS NATURAL / ORGANIC HIGHLY INFORMED IN A COMMITTED RELATIONSHIP AVOIDS LONG-TERM BC OPTIONS RESEARCH + REGULAR HCP VISITS …they are tired of figuring out the only difference between new hormonal contraception options and ones of past is changing the way we deliver the same old hormones. 23 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

EVO100 for Prevention of Chlamydia and Gonorrhea in Women AMPREVENCE Phase 2b Trial: Incidence of C/G Statistically Significant Results Continues to Rise • US Chlamydia: ~1.8 10 9.8% million reported cases1 8 50% Relative Risk Reduction 6 • US Gonorrhea: ~580,000 4.9% million reported cases1 4 78% 3.2% Relative Risk Reduction 2 • WW: ~95 million women 0.7% 2 0 Placebo EVO100 Placebo EVO100 likely to get C/G by 2025 CHLAMYDIA GONORRHEA Primary endpoint Secondary endpoint Sources: 1. US. 2018. Centers for Disease Control and Prevention (2019): 2018 STD Surveillance Report. 2. Chlamydia, gonorrhea, trichomonas and syphilis: global prevalence and incidence estimates. June 6, 2019. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6653813/ EVO100 is investigational and safety and efficacy have not been established. For investor discussions only. 24 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

EVO100 for Prevention of Chlamydia and Gonorrhea in Women: Timeline

2020 Q4
Initiate Pivotal Phase 3 Trial

2022
Top-Line Phase 3 Results[1]
Potential NDA submission[2]

2023
Potential US Approval

- FDA Fast Track designation for prevention of chlamydia in women
- FDA QIDP designation for prevention of gonorrhea in women
    - Potential 5-year regulatory exclusivity extension

1. Assumes timely enrollment
2. Assumes favorable outcomes of the Phase 3 clinical trial

For investor discussions only.

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© 2020 Evofem Biosciences, Inc.

Financial Overview Shares outstanding: 81.3M1 Warrants outstanding: 10.4M2 (weighted average exercise price $4.54) Unrestricted cash of $123.6M at June 30, 2020 • Includes $136M in aggregate gross proceeds from two financing transactions closed in Q2 2020 • Runway into Q2 2021 based on projected expenses; Phexxi revenues provide upside 1. As of July 31, 2020. 2. As of June 30, 2020. For investor discussions only. 26 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

Our Time is Now!

phexxi™

pHirst major contraceptive innovation in decades

- Non-hormonal, female-controlled, on-demand, vaginal pH modulator gel contraceptive

EVO100

Granted fast-track & QIDP designation

Potential to be first and only FDA-approved prescription product for prevention of urogenital chlamydia and gonorrhea in women

1. Company estimate.

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© 2020 Evofem Biosciences, Inc.

Phexxi Addressable Market & Peak Revenue Potential US Contraceptive Phexxi Annual Gross Revenue Opportunity 1 Market: 69M Women by Market Segment Primary Targets • 6.0M barrier methods • 2.7M withdrawal 3.5% - 4.5%2 = 340k - 440k users 9.7M Non-Rx • 1.0M periodic abstinence Contraceptive $640M - $825M opportunity Users Primary Targets + 2 31.1M 10.2M • 4.7M no contraceptive, no 2.0% - 3.5% = 200k – 360k users Sterilization, No Contraceptive intercourse 3 months prior $375M - $675M opportunity • 5.5M no contraceptive, other non- had intercourse 3 months targets + 18.0M Rx prior 1.0% - 2.0%2 = 180k – 360k users Contraceptive $340M - $675M opportunity Users Secondary Targets • 8.7M oral contraceptives • 5.5M IUDs • 1.6M implant • 1.4M injectable Phexxi Peak Gross • 0.8M ring or patch Revenue (est.) 3 1. Source: CDC’s NCHS National Survey of Family Growth, 2015–2017 $1.4B - $2.2B 2. Estimated market acquisition percentage in segment 3. Gross value of Phexxi user = $267.50 WAC x 7 annual refills = $1,872.50 For investor discussions only. 28 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.

® 29 ©©2019 2020 EvofemEvofem Biosciences,Biosciences, Inc.Inc.